Exhibit 99.1
Designer Brands Inc. Reports Fourth Quarter and Fiscal Year 2024 Financial Results
Delivers full year 2024 EPS at high end of guidance range
Fiscal 2025 guidance reflects expectations for profitable growth

COLUMBUS, Ohio, March 20, 2025 - Designer Brands Inc. (NYSE: DBI) (the "Company," "we," "us," "our," and "Designer Brands"), one of the world's largest designers, producers, and retailers of footwear and accessories, today announced financial results for the three months and year ended February 1, 2025.

"Positive comparable sales in the fourth quarter reflect a return to growth for the first time in nine quarters, highlighting the success of our strategic initiatives throughout the year," stated Doug Howe, Chief Executive Officer. "This year's achievements are a direct result of our decisive actions and commitment to refresh and strengthen our leadership, revitalize and modernize our assortment, refine our marketing strategies, right size our brand portfolio, and elevate our customers' omnichannel experience."

Howe continued, "Looking ahead to 2025, we are confident that our ongoing business transformation will drive continued stability and growth, with expectations to significantly increase EPS compared to our 2024 adjusted results. We anticipate our reinvigorated efforts to be customer-first and product obsessed will help us better understand our customers and strengthen our product offerings through a data-driven approach. Although we do see pressure on the consumer in the short term as a result of ongoing inflation, rising prices and less discretionary income, we believe these initiatives will drive improved financial performance through 2025 and continue to position us well for long-term, sustainable growth."

Fourth Quarter Operating Results (Unless otherwise stated, all comparisons are to the fourth quarter of 2023)
•Net sales decreased 5.4% to $713.6 million.
•Total comparable sales increased by 0.5%.
•Gross profit decreased to $282.6 million versus $292.6 million last year, and gross margin was 39.6% compared to 38.8% last year.

•Reported net loss attributable to Designer Brands Inc. was $38.2 million, or loss per diluted share of $0.80.
•Adjusted net loss was $21.3 million, or $0.44 loss per diluted share.

Full Year Operating Results (Unless otherwise stated, all comparisons are to full year 2023)
•Net sales decreased 2.1% to $3.0 billion.
•Total comparable sales decreased by 1.7%.
•Gross profit decreased to $1.29 billion versus $1.32 billion last year, and gross margin was 42.7% compared to 43.1% last year.
•Reported net loss attributable to Designer Brands Inc. was $10.5 million, or loss per diluted share of $0.20.
•Adjusted net income was $15.0 million, or adjusted diluted earnings per share ("EPS") of $0.27.

Liquidity
•Cash and cash equivalents totaled $44.8 million at the end of 2024, compared to $49.2 million at the end of 2023, with $127.3 million available for borrowings under our senior secured asset-based revolving credit facility. Debt totaled $491.0 million at the end of 2024 compared to $427.1 million at the end of 2023.
•Net cash provided by operating activities was $82.2 million for 2024 compared to $162.4 million last year.
•Inventories totaled $599.8 million at the end of 2024, compared to $571.3 million at the end of 2023.

Return to Shareholders
•During 2024, the Company repurchased an aggregate 10.3 million Class A common shares at an aggregate cost of $68.6 million. As of February 1, 2025, $19.7 million of Class A common shares remained available for future repurchase under the share repurchase program.
•A dividend of $0.05 per share of Class A and Class B common shares will be paid on April 11, 2025 to shareholders of record at the close of business on March 28, 2025.

Store Count

(square footage in thousands)	February 1, 2025		February 3, 2024
	Number of Stores	Square Footage	Number of Stores	Square Footage
U.S. Retail segment - DSW stores	494	9,740	499	9,958
Canada Retail segment:
The Shoe Co. stores	121	623	118	618
Rubino stores	28	149	—	—
DSW stores	26	512	25	496
	175	1,284	143	1,114
Total number of stores	669	11,024	642	11,072

During the fourth quarter of 2024, the Company closed two stores in the United States ("U.S.") and closed four stores in Canada, resulting in a total of 494 stores in the U.S. and 175 stores in Canada as of February 1, 2025.

2025 Financial Outlook
The Company has announced the following guidance for the full year 2025:

Metric	2025 Guidance
Designer Brands Net Sales Growth	Low-single digits
Diluted EPS	$0.30 - $0.50

Webcast and Conference Call
The Company is hosting a conference call today at 8:30 am Eastern Time. Investors and analysts interested in participating in the call are invited to dial 1-888-317-6003, or the international dial in, 1-412-317-6061, and reference conference ID number 3141611 approximately ten minutes prior to the start of the conference call. The conference call will also be broadcast live over the internet and can be accessed through the following link, as well as through the Company's investor website at investors.designerbrands.com:
https://app.webinar.net/AOd2N6dpl4r

For those unable to listen to the live webcast, an archived version will be available at the same location until April 3, 2025. A replay of the teleconference will be available by dialing the following numbers:
U.S.: 1-877-344-7529
Canada: 1-855-669-9658
International: 1-412-317-0088
Passcode: 5154029
Important information may be disseminated initially or exclusively via the Company’s investor website; investors should consult the site to access this information.

About Designer Brands
Designer Brands is one of the world's largest designers, producers, and retailers of the most recognizable footwear brands and accessories, transforming and defining the footwear industry through a mission of being shoe obsessed. With a diversified, world-class portfolio of coveted brands, including Topo Athletic, Keds, Vince Camuto, Kelly & Katie, Jessica Simpson, Lucky Brand, Mix No. 6, Crown Vintage and others, Designer Brands designs and produces on-trend footwear and accessories for all of life's occasions delivered to the consumer through a robust direct-to-consumer omni-channel infrastructure and powerful national wholesale distribution. Powered by a billion-dollar digital commerce business across multiple domains and over 650 DSW Designer Shoe Warehouse, The Shoe Co., and Rubino stores in North America, Designer Brands delivers current, in-line footwear and accessories from the largest national brands in the industry and holds leading market share positions in key product categories across women's, men's, and kids'. Designer Brands also distributes its brands internationally through select wholesale and distributor relationships while also leveraging design and sourcing expertise to build private label products for national retailers. Designer Brands is committed to being a difference maker in the world and the footwear industry. By leading with our corporate values of We Belong and We Do What's Right, Designer Brands supports the global community and the health of the planet by donating more than eleven million pairs of shoes to the global non-profit Soles4Souls since 2018. To learn more, visit www.designerbrands.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Certain statements in this press release may constitute forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of forward-looking words such as "outlook," "could," "believes," "expects," "potential," "continues," "may," "will," "should," "would," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words. These statements are based on the Company's current views and expectations and involve known and unknown risks, uncertainties, and other factors, many of which are outside of the Company's control, that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These factors include, but are not limited to: uncertain general economic and financial conditions, including economic volatility and potential downturn or recession, supply chain disruptions, new or increased tariffs and other barriers to trade, fluctuating interest rates, unemployment rates, and inflationary pressures, and the related impacts to consumer discretionary spending, as well as our ability to plan for and respond to the impact of these conditions; our ability to anticipate and respond to rapidly changing consumer preferences, seasonality, customer expectations, and fashion trends; the impact on our consumer traffic and demand, our business operations, and the operations of our suppliers, as we experience unseasonable weather, climate change evolves, and the frequency and severity of weather events increases; our ability to execute on our business strategies, including growing our Brand Portfolio segment, enhancing in-store and digital shopping experiences, and meeting consumer demands; our ability to successfully and efficiently integrate our recent acquisitions in a manner that does not impede growth; our ability to maintain strong relationships with our suppliers, vendors, licensors, and retailer customers; risks related to losses or disruptions associated with our distribution systems, including our distribution centers and stores, whether as a result of reliance on third-party providers or otherwise; risks related to cyber security threats and privacy or data security breaches or the potential loss or disruption of our information technology ("IT") systems, or those of our vendors; risks related to the implementation of new or updated IT systems; our ability to protect our reputation and to maintain the brands we license; our reliance on our reward programs and marketing to drive traffic, sales, and customer loyalty; our ability to successfully integrate new hires or changes in leadership and retain our existing management team, and to continue to attract qualified new personnel; risks related to restrictions imposed by our senior secured asset-based revolving credit facility, as amended, and our senior secured term loan credit agreement, as amended, that could limit our ability to fund our operations; our competitiveness with respect to style, price, brand availability, shopping platforms, and customer service; risks related to our international operations and our reliance on foreign sources for merchandise; our ability to comply with laws and regulations, as well as other legal obligations; risks associated with climate change and other corporate responsibility issues; and uncertainties related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing legislation. Risks and other factors that could cause our actual results to differ materially from our forward-looking statements are described in the Company's latest Annual Report on Form 10-K or our other reports made or filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the time when made. Except as may be required by applicable law, the Company undertakes no obligation to update or revise the forward-looking statements included in this press release to reflect any future events or circumstances.

DESIGNER BRANDS INC.
SEGMENT RESULTS
(unaudited)

Net Sales
	Three months ended
(dollars in thousands)	February 1, 2025		February 3, 2024		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%
Segment net sales:
U.S. Retail	$587,545	79.0%	$630,811	81.6%	$(43,266)	(6.9)%
Canada Retail	69,210	9.3%	64,398	8.3%	4,812	7.5%
Brand Portfolio	87,266	11.7%	77,719	10.1%	9,547	12.3%
Total segment net sales	744,021	100.0%	772,928	100.0%	(28,907)	(3.7)%
Elimination of intersegment net sales	(30,449)		(18,580)		(11,869)	63.9%
Consolidated net sales	$713,572		$754,348		$(40,776)	(5.4)%

	Twelve months ended
(dollars in thousands)	February 1, 2025		February 3, 2024		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%
Segment net sales:
U.S. Retail	$2,466,101	78.3%	$2,533,849	80.5%	$(67,748)	(2.7)%
Canada Retail	283,023	9.0%	264,229	8.4%	18,794	7.1%
Brand Portfolio	398,881	12.7%	348,976	11.1%	49,905	14.3%
Total segment net sales	3,148,005	100.0%	3,147,054	100.0%	951	—%
Elimination of intersegment net sales	(138,743)		(72,078)		(66,665)	92.5%
Consolidated net sales	$3,009,262		$3,074,976		$(65,714)	(2.1)%

Comparable Sales
	Three months ended		Twelve months ended
	February 1, 2025	February 3, 2024	February 1, 2025	February 3, 2024
Change in comparable sales:
U.S. Retail segment	0.7%	(7.4)%	(1.4)%	(9.5)%
Canada Retail segment	4.7%	(9.2)%	(2.2)%	(5.9)%
Brand Portfolio segment - direct-to-consumer channel	(17.1)%	5.9%	(9.5)%	6.0%
Total	0.5%	(7.3)%	(1.7)%	(9.0)%

Gross Profit
	Three months ended
(dollars in thousands)	February 1, 2025		February 3, 2024		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment gross profit:
U.S. Retail	$238,490	40.6%	$248,014	39.3%	$(9,524)	(3.8)%	130
Canada Retail	27,388	39.6%	25,842	40.1%	1,546	6.0%	(50)
Brand Portfolio	18,389	21.1%	17,508	22.5%	881	5.0%	(140)
Total segment gross profit	284,267	38.2%	291,364	37.7%	(7,097)	(2.4)%	50
Net recognition (elimination) of intersegment gross profit	(1,684)		1,227		(2,911)
Consolidated gross profit	$282,583	39.6%	$292,591	38.8%	$(10,008)	(3.4)%	80

	Twelve months ended
(dollars in thousands)	February 1, 2025		February 3, 2024		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment gross profit:
U.S. Retail	$1,060,198	43.0%	$1,109,002	43.8%	$(48,804)	(4.4)%	(80)
Canada Retail	126,030	44.5%	119,167	45.1%	6,863	5.8%	(60)
Brand Portfolio	109,814	27.5%	92,545	26.5%	17,269	18.7%	100
Total segment gross profit	1,296,042	41.2%	1,320,714	42.0%	(24,672)	(1.9)%	(80)
Net recognition (elimination) of intersegment gross profit	(10,084)		3,281		(13,365)
Consolidated gross profit	$1,285,958	42.7%	$1,323,995	43.1%	$(38,037)	(2.9)%	(40)

Intersegment Recognition and Elimination Activity
	Three months ended
(in thousands)	February 1, 2025	February 3, 2024
Intersegment recognition and elimination activity:
Elimination of net sales recognized by Brand Portfolio segment	$(30,449)	$(18,580)
Cost of sales:
Elimination of cost of sales recognized by Brand Portfolio segment	19,048	13,079
Recognition of intersegment gross profit for inventory previously purchased that was subsequently sold to external customers during the current period	9,717	6,728
	$(1,684)	$1,227

	Twelve months ended
(in thousands)	February 1, 2025	February 3, 2024
Intersegment recognition and elimination activity:
Elimination of net sales recognized by Brand Portfolio segment	$(138,743)	$(72,078)
Cost of sales:
Elimination of cost of sales recognized by Brand Portfolio segment	95,138	51,213
Recognition of intersegment gross profit for inventory previously purchased that was subsequently sold to external customers during the current period	33,521	24,146
	$(10,084)	$3,281

Operating Profit (Loss)
	Three months ended
(dollars in thousands)	February 1, 2025		February 3, 2024		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment operating profit (loss):
U.S. Retail	$23,230	4.0%	$23,771	3.8%	$(541)	(2.3)%	20
Canada Retail	1,233	1.8%	2,071	3.2%	(838)	(40.5)%	(140)
Brand Portfolio	(4,425)	(5.1)%	(13,635)	(17.5)%	9,210	(67.5)%	1,240
Total segment operating profit	20,038	2.7%	12,207	1.6%	7,831	64.2%	110
Corporate/Eliminations	(45,892)		(48,224)		2,332	(4.8)%
Consolidated operating loss	$(25,854)	(3.6)%	$(36,017)	(4.8)%	$10,163	(28.2)%	120

Twelve months ended
(dollars in thousands)	February 1, 2025		February 3, 2024		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment operating profit (loss):
U.S. Retail	$225,511	9.1%	$261,675	10.3%	$(36,164)	(13.8)%	(120)
Canada Retail	23,931	8.5%	24,632	9.3%	(701)	(2.8)%	(80)
Brand Portfolio	3,225	0.8%	(26,723)	(7.7)%	29,948	NM	NM
Total segment operating profit	252,667	8.0%	259,584	8.2%	(6,917)	(2.7)%	(20)
Corporate/Eliminations	(217,734)		(187,183)		(30,551)	16.3%
Consolidated operating profit	$34,933	1.2%	$72,401	2.4%	$(37,468)	(51.8)%	(120)

Impact of Reclassification

Beginning with the fourth quarter of 2024, we changed our financial statement presentation related to expenses associated with distribution and fulfillment and store occupancy for the U.S. Retail and Canada Retail segments. These expenses were previously included within cost of sales and are now included within operating expenses in order to present all of our operating segments on a consistent basis. Prior period reclassifications were made to conform to the current period presentation in the consolidated statements of operations. These reclassifications did not change operating profit (loss), net income (loss) attributable to Designer Brands Inc., earnings (loss) per share attributable to Designer Brands Inc., or any other consolidated financial statements. The below tables present amounts prior to and after the reclassifications.

	Three months ended
(dollars in thousands)	May 4, 2024					April 29, 2023
	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales
Consolidated:
Net sales	$746,596	100.0%	$—	$746,596	100.0%	$742,082	100.0%	$—	$742,082	100.0%
Cost of sales	(501,527)	(67.2)	84,942	(416,585)	(55.8)	(504,343)	(68.0)	86,169	(418,174)	(56.4)
Gross profit	$245,069	32.8%	$84,942	$330,011	44.2%	$237,739	32.0%	$86,169	$323,908	43.6%
Operating expenses	$(238,551)	(32.0)%	$(84,942)	$(323,493)	(43.3)%	$(220,119)	(29.6)%	$(86,169)	$(306,288)	(41.3)%
U.S. Retail segment:
Net sales	$621,367	100.0%	$—	$621,367	100.0%	$612,886	100.0%	$—	$612,886	100.0%
Cost of sales	(422,912)	(68.1)	75,953	(346,959)	(55.8)	(416,072)	(67.9)	77,998	(338,074)	(55.2)
Gross profit	$198,455	31.9%	$75,953	$274,408	44.2%	$196,814	32.1%	$77,998	$274,812	44.8%
Operating expenses	$(183,938)	(29.6)%	$(75,953)	$(259,891)	(41.8)%	$(173,834)	(28.4)%	$(77,998)	$(251,832)	(41.1)%
Canada Retail segment:
Net sales	$55,512	100.0%	$—	$55,512	100.0%	$53,955	100.0%	$—	$53,955	100.0%
Cost of sales	(38,127)	(68.7)	8,989	(29,138)	(52.5)	(36,781)	(68.2)	8,171	(28,610)	(53.0)
Gross profit	$17,385	31.3%	$8,989	$26,374	47.5%	$17,174	31.8%	$8,171	$25,345	47.0%
Operating expenses	$(16,226)	(29.2)%	$(8,989)	$(25,215)	(45.4)%	$(15,118)	(28.0)%	$(8,171)	$(23,289)	(43.2)%

	Three months ended
(dollars in thousands)	August 3, 2024					July 29, 2023
	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales
Consolidated:
Net sales	$771,900	100.0%	$—	$771,900	100.0%	$792,217	100.0%	$—	$792,217	100.0%
Cost of sales	(518,986)	(67.2)	86,635	(432,351)	(56.0)	(518,830)	(65.5)	88,376	(430,454)	(54.3)
Gross profit	$252,914	32.8%	$86,635	$339,549	44.0%	$273,387	34.5%	$88,376	$361,763	45.7%
Operating expenses	$(226,896)	(29.4)%	$(86,635)	$(313,531)	(40.6)%	$(214,530)	(27.1)%	$(88,376)	$(302,906)	(38.2)%
U.S. Retail segment:
Net sales	$641,694	100.0%	$—	$641,694	100.0%	$658,542	100.0%	$—	$658,542	100.0%
Cost of sales	(435,633)	(67.9)	76,855	(358,778)	(55.9)	(432,774)	(65.7)	79,541	(353,233)	(53.6)
Gross profit	$206,061	32.1%	$76,855	$282,916	44.1%	$225,768	34.3%	$79,541	$305,309	46.4%
Operating expenses	$(173,021)	(27.0)%	$(76,855)	$(249,876)	(38.9)%	$(165,440)	(25.1)%	$(79,541)	$(244,981)	(37.2)%
Canada Retail segment:
Net sales	$74,797	100.0%	$—	$74,797	100.0%	$70,266	100.0%	$—	$70,266	100.0%
Cost of sales	(49,490)	(66.2)	9,780	(39,710)	(53.1)	(46,455)	(66.1)	8,835	(37,620)	(53.5)
Gross profit	$25,307	33.8%	$9,780	$35,087	46.9%	$23,811	33.9%	$8,835	$32,646	46.5%
Operating expenses	$(18,246)	(24.4)%	$(9,780)	$(28,026)	(37.5)%	$(15,901)	(22.6)%	$(8,835)	$(24,736)	(35.2)%

	Six months ended
(dollars in thousands)	August 3, 2024					July 29, 2023
	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales
Consolidated:
Net sales	$1,518,496	100.0%	$—	$1,518,496	100.0%	$1,534,299	100.0%	$—	$1,534,299	100.0%
Cost of sales	(1,020,513)	(67.2)	171,577	(848,936)	(55.9)	(1,023,173)	(66.7)	174,545	(848,628)	(55.3)
Gross profit	$497,983	32.8%	$171,577	$669,560	44.1%	$511,126	33.3%	$174,545	$685,671	44.7%
Operating expenses	$(465,447)	(30.7)%	$(171,577)	$(637,024)	(42.0)%	$(434,649)	(28.3)%	$(174,545)	$(609,194)	(39.7)%
U.S. Retail segment:
Net sales	$1,263,061	100.0%	$—	$1,263,061	100.0%	$1,271,428	100.0%	$—	$1,271,428	100.0%
Cost of sales	(858,545)	(68.0)	152,808	(705,737)	(55.9)	(848,846)	(66.8)	157,539	(691,307)	(54.4)
Gross profit	$404,516	32.0%	$152,808	$557,324	44.1%	$422,582	33.2%	$157,539	$580,121	45.6%
Operating expenses	$(356,959)	(28.3)%	$(152,808)	$(509,767)	(40.4)%	$(339,274)	(26.7)%	$(157,539)	$(496,813)	(39.1)%
Canada Retail segment:
Net sales	$130,309	100.0%	$—	$130,309	100.0%	$124,221	100.0%	$—	$124,221	100.0%
Cost of sales	(87,617)	(67.2)	18,769	(68,848)	(52.8)	(83,236)	(67.0)	17,006	(66,230)	(53.3)
Gross profit	$42,692	32.8%	$18,769	$61,461	47.2%	$40,985	33.0%	$17,006	$57,991	46.7%
Operating expenses	$(34,472)	(26.5)%	$(18,769)	$(53,241)	(40.9)%	$(31,019)	(25.0)%	$(17,006)	$(48,025)	(38.7)%

	Three months ended
(dollars in thousands)	November 2, 2024					October 28, 2023
	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales
Consolidated:
Net sales	$777,194	100.0%	$—	$777,194	100.0%	$786,329	100.0%	$—	$786,329	100.0%
Cost of sales	(529,749)	(68.2)	86,370	(443,379)	(57.0)	(529,923)	(67.4)	89,327	(440,596)	(56.0)
Gross profit	$247,445	31.8%	$86,370	$333,815	43.0%	$256,406	32.6%	$89,327	$345,733	44.0%
Operating expenses	$(210,457)	(27.1)%	$(86,370)	$(296,827)	(38.2)%	$(230,788)	(29.4)%	$(89,327)	$(320,115)	(40.7)%
U.S. Retail segment:
Net sales	$615,495	100.0%	$—	$615,495	100.0%	$631,610	100.0%	$—	$631,610	100.0%
Cost of sales	(427,705)	(69.5)	76,594	(351,111)	(57.0)	(431,342)	(68.3)	80,599	(350,743)	(55.5)
Gross profit	$187,790	30.5%	$76,594	$264,384	43.0%	$200,268	31.7%	$80,599	$280,867	44.5%
Operating expenses	$(162,853)	(26.5)%	$(76,594)	$(239,447)	(38.9)%	$(178,842)	(28.3)%	$(80,599)	$(259,441)	(41.1)%
Canada Retail segment:
Net sales	$83,504	100.0%	$—	$83,504	100.0%	$75,610	100.0%	$—	$75,610	100.0%
Cost of sales	(56,099)	(67.2)	9,776	(46,323)	(55.5)	(49,004)	(64.8)	8,728	(40,276)	(53.3)
Gross profit	$27,405	32.8%	$9,776	$37,181	44.5%	$26,606	35.2%	$8,728	$35,334	46.7%
Operating expenses	$(18,621)	(22.3)%	$(9,776)	$(28,397)	(34.0)%	$(16,912)	(22.4)%	$(8,728)	$(25,640)	(33.9)%

	Nine months ended
(dollars in thousands)	November 2, 2024					October 28, 2023
	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales
Consolidated:
Net sales	$2,295,690	100.0%	$—	$2,295,690	100.0%	$2,320,628	100.0%	$—	$2,320,628	100.0%
Cost of sales	(1,550,262)	(67.5)	257,947	(1,292,315)	(56.3)	(1,553,096)	(66.9)	263,872	(1,289,224)	(55.6)
Gross profit	$745,428	32.5%	$257,947	$1,003,375	43.7%	$767,532	33.1%	$263,872	$1,031,404	44.4%
Operating expenses	$(675,904)	(29.5)%	$(257,947)	$(933,851)	(40.7)%	$(665,437)	(28.7)%	$(263,872)	$(929,309)	(40.0)%
U.S. Retail segment:
Net sales	$1,878,556	100.0%	$—	$1,878,556	100.0%	$1,903,038	100.0%	$—	$1,903,038	100.0%
Cost of sales	(1,286,250)	(68.5)	229,402	(1,056,848)	(56.3)	(1,280,188)	(67.3)	238,138	(1,042,050)	(54.8)
Gross profit	$592,306	31.5%	$229,402	$821,708	43.7%	$622,850	32.7%	$238,138	$860,988	45.2%
Operating expenses	$(519,812)	(27.7)%	$(229,402)	$(749,214)	(39.9)%	$(518,116)	(27.2)%	$(238,138)	$(756,254)	(39.7)%
Canada Retail segment:
Net sales	$213,813	100.0%	$—	$213,813	100.0%	$199,831	100.0%	$—	$199,831	100.0%
Cost of sales	(143,716)	(67.2)	28,545	(115,171)	(53.9)	(132,240)	(66.2)	25,734	(106,506)	(53.3)
Gross profit	$70,097	32.8%	$28,545	$98,642	46.1%	$67,591	33.8%	$25,734	$93,325	46.7%
Operating expenses	$(53,093)	(24.8)%	$(28,545)	$(81,638)	(38.2)%	$(47,931)	(24.0)%	$(25,734)	$(73,665)	(36.9)%

	Three months ended
(dollars in thousands)	February 1, 2025					February 3, 2024
	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales
Consolidated:
Net sales	$713,572	100.0%	$—	$713,572	100.0%	$754,348	100.0%	$—	$754,348	100.0%
Cost of sales	(517,483)	(72.5)	86,494	(430,989)	(60.4)	(546,994)	(72.5)	85,237	(461,757)	(61.2)
Gross profit	$196,089	27.5%	$86,494	$282,583	39.6%	$207,354	27.5%	$85,237	$292,591	38.8%
Operating expenses	$(225,489)	(31.6)%	$(86,494)	$(311,983)	(43.7)%	$(241,604)	(32.0)%	$(85,237)	$(326,841)	(43.3)%
U.S. Retail segment:
Net sales	$587,545	100.0%	$—	$587,545	100.0%	$630,811	100.0%	$—	$630,811	100.0%
Cost of sales	(426,014)	(72.5)	76,959	(349,055)	(59.4)	(459,395)	(72.8)	76,598	(382,797)	(60.7)
Gross profit	$161,531	27.5%	$76,959	$238,490	40.6%	$171,416	27.2%	$76,598	$248,014	39.3%
Operating expenses	$(178,290)	(30.3)%	$(76,959)	$(255,249)	(43.4)%	$(189,584)	(30.1)%	$(76,598)	$(266,182)	(42.2)%
Canada Retail segment:
Net sales	$69,210	100.0%	$—	$69,210	100.0%	$64,398	100.0%	$—	$64,398	100.0%
Cost of sales	(51,357)	(74.2)	9,535	(41,822)	(60.4)	(47,195)	(73.3)	8,639	(38,556)	(59.9)
Gross profit	$17,853	25.8%	$9,535	$27,388	39.6%	$17,203	26.7%	$8,639	$25,842	40.1%
Operating expenses	$(18,242)	(26.4)%	$(9,535)	$(27,777)	(40.1)%	$(16,947)	(26.3)%	$(8,639)	$(25,586)	(39.7)%

	Twelve months ended
(dollars in thousands)	February 1, 2025					February 3, 2024
	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales	Amount before Reclass	% of net sales	Reclass	Amount after Reclass	% of net sales
Consolidated:
Net sales	$3,009,262	100.0%	$—	$3,009,262	100.0%	$3,074,976	100.0%	$—	$3,074,976	100.0%
Cost of sales	(2,067,745)	(68.7)	344,441	(1,723,304)	(57.3)	(2,100,090)	(68.3)	349,109	(1,750,981)	(56.9)
Gross profit	$941,517	31.3%	$344,441	$1,285,958	42.7%	$974,886	31.7%	$349,109	$1,323,995	43.1%
Operating expenses	$(901,393)	(30.0)%	$(344,441)	$(1,245,834)	(41.4)%	$(907,041)	(29.4)%	$(349,109)	$(1,256,150)	(40.8)%
U.S. Retail segment:
Net sales	$2,466,101	100.0%	$—	$2,466,101	100.0%	$2,533,849	100.0%	$—	$2,533,849	100.0%
Cost of sales	(1,712,264)	(69.4)	306,361	(1,405,903)	(57.0)	(1,739,583)	(68.7)	314,736	(1,424,847)	(56.2)
Gross profit	$753,837	30.6%	$306,361	$1,060,198	43.0%	$794,266	31.3%	$314,736	$1,109,002	43.8%
Operating expenses	$(698,102)	(28.3)%	$(306,361)	$(1,004,463)	(40.7)%	$(707,700)	(27.9)%	$(314,736)	$(1,022,436)	(40.4)%
Canada Retail segment:
Net sales	$283,023	100.0%	$—	$283,023	100.0%	$264,229	100.0%	$—	$264,229	100.0%
Cost of sales	(195,073)	(68.9)	38,080	(156,993)	(55.5)	(179,435)	(67.9)	34,373	(145,062)	(54.9)
Gross profit	$87,950	31.1%	$38,080	$126,030	44.5%	$84,794	32.1%	$34,373	$119,167	45.1%
Operating expenses	$(71,335)	(25.2)%	$(38,080)	$(109,415)	(38.7)%	$(64,878)	(24.6)%	$(34,373)	$(99,251)	(37.6)%

DESIGNER BRANDS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited and in thousands, except per share amounts)

	Three months ended		Twelve months ended
	February 1, 2025	February 3, 2024	February 1, 2025	February 3, 2024
Net sales	$713,572	$754,348	$3,009,262	$3,074,976
Cost of sales	(430,989)	(461,757)	(1,723,304)	(1,750,981)
Gross profit	282,583	292,591	1,285,958	1,323,995
Operating expenses	(311,983)	(326,841)	(1,245,834)	(1,256,150)
Income from equity investments	4,126	2,418	13,145	9,390
Impairment charges	(580)	(4,185)	(18,336)	(4,834)
Operating profit (loss)	(25,854)	(36,017)	34,933	72,401
Interest expense, net	(11,130)	(9,875)	(45,291)	(32,171)
Non-operating income (expenses), net	140	(116)	(372)	(33)
Income (loss) before income taxes	(36,844)	(46,008)	(10,730)	40,197
Income tax benefit (provision)	(1,312)	16,391	755	(10,981)
Net income (loss)	(38,156)	(29,617)	(9,975)	29,216
Net income attributable to redeemable noncontrolling interest	(12)	(81)	(574)	(154)
Net income (loss) attributable to Designer Brands Inc.	$(38,168)	$(29,698)	$(10,549)	$29,062
Diluted earnings (loss) per share attributable to Designer Brands Inc.	$(0.80)	$(0.52)	$(0.20)	$0.46
Weighted average diluted shares	47,919	56,939	53,657	63,375

DESIGNER BRANDS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	February 1, 2025	February 3, 2024
ASSETS
Current assets:
Cash and cash equivalents	$44,752	$49,173
Receivables, net	50,371	83,590
Inventories	599,751	571,331
Prepaid expenses and other current assets	39,950	73,338
Total current assets	734,824	777,432
Property and equipment, net	208,199	219,939
Operating lease assets	701,621	721,335
Goodwill	130,386	123,759
Intangible assets, net	84,639	82,827
Deferred tax assets	43,324	39,067
Equity investments	56,761	62,857
Other assets	49,470	49,016
Total assets	$2,009,224	$2,076,232
LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$271,524	$289,368
Accrued expenses	152,153	159,622
Current maturities of long-term debt	6,750	6,750
Current operating lease liabilities	159,924	166,531
Total current liabilities	590,351	622,271
Long-term debt	484,285	420,344
Non-current operating lease liabilities	635,076	646,161
Other non-current liabilities	17,737	24,948
Total liabilities	1,727,449	1,713,724
Redeemable noncontrolling interest	3,284	3,288
Total shareholders' equity	278,491	359,220
Total liabilities, redeemable noncontrolling interest, and shareholders' equity	$2,009,224	$2,076,232

DESIGNER BRANDS INC.
NON-GAAP RECONCILIATION
(unaudited and in thousands, except per share amounts)

	Three months ended		Twelve months ended
	February 1, 2025	February 3, 2024	February 1, 2025	February 3, 2024
Operating expenses	$(311,983)	$(326,841)	$(1,245,834)	$(1,256,150)
Non-GAAP adjustments:
CEO transition costs	—	369	—	4,352
Restructuring and integration costs	1,729	1,188	11,843	6,378
Acquisition-related costs	—	36	2,154	1,633
Total non-GAAP adjustments	1,729	1,593	13,997	12,363
Adjusted operating expenses	$(310,254)	$(325,248)	$(1,231,837)	$(1,243,787)
Operating profit (loss)	$(25,854)	$(36,017)	$34,933	$72,401
Non-GAAP adjustments:
CEO transition costs	—	369	—	4,352
Restructuring and integration costs	1,729	1,188	11,843	6,378
Acquisition-related costs	—	36	2,154	1,633
Impairment charges	580	4,185	18,336	4,834
Total non-GAAP adjustments	2,309	5,778	32,333	17,197
Adjusted operating profit (loss)	$(23,545)	$(30,239)	$67,266	$89,598
Net income (loss) attributable to Designer Brands Inc.	$(38,168)	$(29,698)	$(10,549)	$29,062
Non-GAAP adjustments:
CEO transition costs	—	369	—	4,352
Restructuring and integration costs	1,729	1,188	11,843	6,378
Acquisition-related costs	—	36	2,154	1,633
Impairment charges	580	4,185	18,336	4,834
Foreign currency transaction losses (gains)	(141)	115	371	32
Total non-GAAP adjustments before tax effect	2,168	5,893	32,704	17,229
Tax effect on above non-GAAP adjustments	13,567	(1,577)	(8,458)	(4,462)
Discrete and permanent tax on non-deductible CEO transition costs	—	(936)	—	1,868
Valuation allowance change on deferred tax assets	1,116	949	768	(666)
Total non-GAAP adjustments, after tax	16,851	4,329	25,014	13,969
Net income attributable to redeemable noncontrolling interest	12	81	574	154
Adjusted net income (loss)	$(21,305)	$(25,288)	$15,039	$43,185
Diluted earnings (loss) per share	$(0.80)	$(0.52)	$(0.20)	$0.46
Adjusted diluted earnings (loss) per share	$(0.44)	$(0.44)	$0.27	$0.68

Non-GAAP Measures
To supplement amounts presented in our consolidated financial statements determined in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses certain non-GAAP financial measures, including adjusted operating expenses, adjusted operating profit (loss), adjusted net income (loss), and adjusted diluted earnings (loss) per share as shown in the table above. These measures adjust for the effects of: (1) CEO transition costs; (2) restructuring and integration costs, including severance charges; (3) acquisition-related costs; (4) impairment charges; (5) foreign currency transaction losses (gains); (6) the net tax impact of such items, including discrete and permanent tax on non-deductible CEO transition costs; (7) the change in the valuation allowance on deferred tax assets; and (8) net income attributable to redeemable noncontrolling interest. The unaudited adjusted results should not be construed as an alternative to the reported results determined in accordance with GAAP. These financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures presented by other companies. The Company believes that these non-GAAP financial measures provide useful information to both management and investors to increase comparability to prior periods by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company compared to prior periods, when reviewed in conjunction with the Company's GAAP statements. These amounts are not determined in accordance with GAAP and therefore should not be used exclusively in evaluating the Company's business and operations.

Comparable Sales Performance Metric
We consider the percent change in comparable sales from the same previous year period, a primary metric commonly used throughout the retail industry, to be an important measurement for management and investors of the performance of our direct-to-consumer businesses. We include in our comparable sales metric sales from stores in operation for at least 14 months at the beginning of the applicable year. Stores are added to the comparable base at the beginning of the year and are dropped for comparative purposes in the quarter in which they are closed. Comparable sales include the e-commerce sales of the U.S. Retail and Canada Retail segments. For calculating comparable sales in 2024, periods in 2023 are shifted by one week to compare similar calendar weeks. Comparable sales for the Canada Retail segment exclude the impact of foreign currency translation and are calculated by translating current period results at the foreign currency exchange rate used in the comparable period of the prior year. Stores added as a result of the Rubino acquisition that will have been in operation for at least 14 months at the beginning of 2025, along with its e-commerce sales, will be added to the comparable base for the Canada Retail segment beginning with the second quarter of 2025. Comparable sales include the e-commerce net sales of the Brand Portfolio segment from the direct-to-consumer e-commerce sites. The calculation of comparable sales varies across the retail industry and, as a result, the calculations of other retail companies may not be consistent with our calculation.

CONTACT: Stacy Turnof, DesignerBrandsIR@edelman.com